Summary of Significant Accounting Policies: Comprehensive Income (Policies)	12 Months Ended
Dec. 31, 2011
Recently Issued Accounting Pronouncements:
Comprehensive Income

(w)           Comprehensive income

FASB ASC 220, “Comprehensive Income” (“ASC 220”), requires the reporting of comprehensive income in addition to net income. Accumulated other comprehensive income includes foreign currency translation adjustments, unrealized holding gains and losses on available-for-sale securities and on derivative financial instruments, as well as pension liabilities not recognized as net periodic pension cost. For the years ended December 31, 2011, 2010 and 2009, in addition to net income, total comprehensive income included the effect of translation of the financial statements denominated in currencies other than the reporting currency (in accordance with ASC 830), changes in the carrying values of available-for-sale securities, and change in pension benefit obligation subsequent to the adoption of the ASC 715. In accordance with ASC 715, the Group recognizes actuarial gains and losses, prior service costs and credits and transition assets or obligations (the full surplus or deficit in their plans) in the balance sheet. As of December 31, 2011 and 2010, the amount of comprehensive income included the effect of curtailment and actuarial gains and losses.

Accumulated other comprehensive loss is comprised of the following components:

	December 31, 2011	December 31, 2010	December 31, 2009
Cumulative currency translation adjustment	(385,528)	(239,769)	(215,814)
Unrealized losses on available-for-sale securities	(3,181)	(936)	(5,774)
Pension adjustments, net of related income taxes of $7,276 in 2011, $6,782 in 2010	32,562	39,722	49,188
Total accumulated other comprehensive loss	(356,147)	(200,983)	(172,400)